Exhibit 10.3

AMENDMENT NO. 10 AND WAVIER TO SECOND AMENDED AND

RESTATED LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 10 AND WAIVER TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of February 12, 2019 (this “Amendment”), is among NICHOLAS FINANCIAL, INC., a Florida corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as agent (in such capacity, the “Agent”), and each of the Lenders party hereto.

RECITALS:

WHEREAS, the Borrower, the lenders from time to time party thereto (collectively, the “Lenders”) and the Agent have entered into a Second Amended and Restated Loan and Security Agreement dated as of January 12, 2010 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Loan Agreement”);

WHEREAS, the Borrower has requested that the Agent and the Lenders waive compliance with certain provisions of the Loan Agreement and the Borrower has requested that the Agent and the Lenders amend certain provisions of the Loan Agreement; and

WHEREAS, subject to the terms and conditions set forth below, the Agent and the Lenders party hereto are willing to grant such waivers and amend the Loan Agreement.

NOW, THEREFORE, in furtherance of the foregoing, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

Section 1.    DEFINITIONS; INCORPORATION BY REFERENCE. All capitalized terms used and not defined herein shall have the meanings given them in the Loan Agreement and the rules of construction set forth in Section 1.4 of the Loan Agreement shall apply to this Amendment. The recitals hereto are hereby incorporated by reference.

Section 2.    AMENDMENTS TO LOAN AGREEMENT.

(a)    Section 1.2 of the Loan Agreement is hereby amended by adding a new definition of “Amendment No. 10 Effective Date” in the appropriate alphabetical order to read as follows:

“Amendment No. 10 Effective Date” means February 12, 2019.”

(b)    Section 1.2 of the Loan Agreement is hereby amended by amending the definition of “Maximum Revolver Amount” in its entirety to read as follows:

“Maximum Revolver Amount” means $140,000,000.

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(c)    Section 9.18 of the Loan Agreement is hereby amended by amending the following section in its entirety to read as follows:

(d)    Minimum Interest Coverage. The Borrower shall not permit the ratio, calculated as of each month end for the three-month period then ended, of (a) the sum of Adjusted Net Earnings from Operations for such period, plus interest expense and any provision for income taxes for such period (numerator) to (b) aggregate interest expense for such period (denominator) (the “Interest Coverage Ratio”), to be less than (i) 0.00 to 1.00, as of September 30, 2018, (ii) 0.80 to 1.00 as of October 31, 2018, (iii) 1.00 to 1.00 as of November 30, 2018, (iv) 0.44 to 1.00 as of December 31, 2018, (v) 0.20 to 1.00 as of January 31, 2019 and (vi) 1.00 to 1.00 as of each month end thereafter. For purposes of the calculation of the Interest Coverage Ratio, (x) the Borrower’s Adjusted Net Earnings from Operations shall be reduced by the amount of the increase, if any, in the (i) Charge Off Shortfall and (ii) the Loss Reserve Shortfall, from the first day of such 3 month period to the last day of such 3 month period and (y) the Borrower shall be permitted to add back to Adjusted Net Earnings from Operations in the relevant period the (i) waiver and amendment fee in an amount not to exceed $200,000 in connection with the amendments hereto made on the Amendment No. 9 Effective Date, provided that such add back shall be permitted for the three-month period ended January 31, 2019 and (ii) waiver and amendment fee in an amount not to exceed $140,000 in connection with the amendments hereto made on the Amendment No. 10 Effective Date, provided that such add back shall be permitted for the three-month period ended April 30, 2019.

(e)    Schedule 1.1 to the Loan Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A attached hereto.

Section 3.    WAIVER. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Agent and the Lenders hereby waive compliance by the Borrower with the provisions of Section 9.18 for the measurement period ending November 30, 2018. The foregoing waiver is a one-time waiver and applies only to the specified circumstance and does not modify or otherwise affect the Borrower’s obligations to comply with such provision of the Loan Agreement any other provision of the Loan Documents in any other instance. By virtue of the waiver herein, the Borrower hereby affirms and agrees that no other Event of Default has occurred or is continuing. The waiver set forth in this Section 4 is limited to the extent set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be affected hereby. For the avoidance of doubt, the effectiveness of Section 4 of this Amendment is subject to Section 5 of this Amendment.

Section 4.    CONDITIONS PRECEDENT. The parties hereto agree that the amendments and waivers set forth in Section 2 and Section 3 above shall not be effective until the date of satisfaction of each of the following conditions precedent:

(a)    Documentation. The Agent shall have received (i) a counterpart of this Amendment, duly executed and delivered by the Borrower and each of the Lenders party to the Loan Agreement and (ii) such other documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to the Borrower or the transactions contemplated hereby.

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(b)    “Know your customer” Information. If requested, the Agent shall have received “know your customer” information, including:

(i)    documentation and information, if requested by Agent or any Lender, from the Borrower in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five days prior to the date hereof;

(ii)    if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Borrower at least five days prior to the date hereof.

(c)    Amendment and Waiver Fee. The Borrower shall have paid to the Agent, for the ratable benefit of the Lenders a fee for the amendment and waiver of the Loan Agreement in the amount of $140,000.

(d)    Fees and Expenses. All fees and expenses payable to the Agent, including the fees and expenses of counsel to the Agent, shall have been paid in full.

Section 5.    REPRESENTATIONS AND WARRANTIES.

(a)    In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Agent and the Lenders as follows:

(i)    The representations and warranties made by the Borrower in Article 8 of the Loan Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case such representations and warranties are true and correct on and as of such earlier date.

(ii)    Since the date of the Financial Statements delivered to the Lenders, no material adverse change has occurred in the Borrower’s property, business, operations or conditions (financial or otherwise).

(iii)    No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

(b)    In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Agent and the Lenders that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation.

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Section 6.    MISCELLANEOUS

(a)    Ratification and Confirmation of Loan Documents. The Borrower hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which the Borrower is a party.

(b)    Fees and Expenses. The Borrower shall pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent.

(c)    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d)    Governing Law; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Sections 15.3 and 15.4 of the Loan Agreement.

(e)    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf files) shall be effective as delivery of a manually executed counterpart hereof.

(f)    Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in a writing signed by the Agent for such purpose.

(g)    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Agent, each Lender and their respective successors and assigns (subject to Section 13.2 of the Loan Agreement).

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The following parties have caused this Amendment to be executed as of the date first written above.

BORROWER:

NICHOLAS FINANCIAL, INC.

By:
Name:
Title:

Signature Page to Amendment No. 10 and Waiver to

Second Amended and Restated Loan Agreement – Nicholas Financial, Inc.

AGENT:

BANK OF AMERICA, N.A., as the Agent

By:
Name:
Title:

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 10 and Waiver to

Second Amended and Restated Loan Agreement – Nicholas Financial, Inc.

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 10 and Waiver to

Second Amended and Restated Loan Agreement – Nicholas Financial, Inc.

BMO HARRIS BANK, N.A., as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 10 and Waiver to

Second Amended and Restated Loan Agreement – Nicholas Financial, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 10 and Waiver to

Second Amended and Restated Loan Agreement – Nicholas Financial, Inc.

EXHIBIT A

Amended Schedule 1.1 to the Loan Agreement

SCHEDULE 1.1

COMMITMENTS OF LENDERS:

Lender	Revolver Commitment	Pro Rata share
Bank of America, N.A.	$56,000,000	40.0000%
First Tennessee Bank National Association	$21,777,000	15.5555%
Wells Fargo Bank, National Association	$37,331,000	26.6665%
BMO Harris Bank, N.A	$24,892,000	17.7780%
TOTAL	$140,000,000	100%